Dreyfus
High Yield
Strategies Fund


ANNUAL REPORT
March 31, 2001

                       Dreyfus High Yield Strategies Fund

                             Protecting Your Privacy
                                Our Pledge to You
   THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

   YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

   THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

o Information we receive from you, such as your name, address, and social security number.

o Information about your transactions with us, such as the purchase or sale of Fund shares.

o Information we receive from agents and service providers, such as proxy voting information.

   THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW. Thank you for this opportunity to serve you.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.


            o Not FDIC-Insured o Not Bank-Guaranteed o May Lose Value

                                   Contents



                                    The Fund
--------------------------------------------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Selected Information

                              7     Statement of Investments

                             15     Statement of Financial Futures

                             16     Statement of Assets and Liabilities

                             17     Statement of Operations

                             18     Statement of Cash Flows

                             19     Statement of Changes in Net Assets

                             20     Financial Highlights

                             21     Notes to Financial Statements

                             27     Independent Auditors' Report

                             28     Important Tax Information

                             29     Dividend Reinvestment Plan

                             37     Officers and Directors


                                    For More Information
--------------------------------------------------------------------------------

                                    Back Cover

               Dreyfus High Yield
                  Strategies Fund
                                                           The Fund


LETTER FROM THE PRESIDENT

Dear Shareholder:
This is the annual report for Dreyfus High Yield Strategies Fund, covering the 12-month period from April 1, 2000 through March 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, who leads the Dreyfus Taxable Fixed Income Team that manages the fund. As of March 28, 2001 the Dreyfus Taxable Fixed Income Team began managing the fund's portfolio.

High quality bonds generally provided attractive returns over the 12-month reporting period, while lower quality bonds generally languished. Slowing economic growth and lower short-term interest rates helped boost the value of interest-rate-sensitive bonds such as U.S. Treasury securities, as did robust demand from investors fleeing the uncertainty of a falling stock market.
However, these conditions hurt the performance of credit-sensitive bonds, including high yield corporate securities.

In our view, these divergent results indicate that investors who diversified their portfolios fared well compared to those who focused solely on one type of investment, such as equities. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. Thank you for your continued confidence and support.

Sincerely,



Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 16, 2001

DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager
Dreyfus Taxable Fixed Income Team

How did Dreyfus High Yield Strategies Fund perform relative to its benchmark?

For the 12-month period ending March 31, 2001, the fund achieved a total return of -25.62% and produced aggregate income dividends of $1.275 per share.1 In comparison, the Merrill Lynch High Yield Master II Index, the fund's benchmark, produced a total return of 2.04% for the same period.2 On March 28, 2001, the fund's monthly dividend was reduced to $0.0752 per share.

We attribute the fund's weak absolute and relative performance to four factors. First, on an absolute basis, generally adverse investor sentiment created ongoing deterioration within the high yield bond market. Investors apparently continued to believe that alternatives other than high yield debt offered better opportunities with fewer risks. Second, the fund's holdings in high yield bonds with lower credit ratings, as compared to higher rated high yield bonds, hurt the fund's relative performance. Third, as of the close of the reporting period, nine securities in which the fund was invested were in default. Finally, the fund, like many other closed-end high yield funds, employs leverage, which can magnify performance gains or losses relative to an index.

What is the fund's investment approach?

The fund primarily seeks high current income. The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.
                                                                        The Fund

DISCUSSION OF FUND PERFORMANCE (continued)

We select individual issues based on careful credit analysis -- our projection of each issuer's ability to meet its obligations as they become due. In managing our portfolio, we look to buy debt from a wide range of issuers including newly established companies, which are significant issuers of high yield debt. We look to balance our portfolio by buying "seasoned" bonds, which have been issued by companies with an established track record and have been outstanding for a number of years. We also may seek bonds that are convertible into an issuer's common stock.

Our investment approach also includes identifying and investing in special situations. We search for out-of-favor companies whose bonds we believe to be undervalued. We attempt to identify and anticipate trigger events that could lead the market to discover the value we have seen and create potential price appreciation. We also employ leverage -- buying additional bonds with borrowed money in an effort to increase the fund's return.

What other factors influenced the fund's performance?

In our opinion, the past year has been a part of one of the most difficult periods for single-B and lower rated credits of the high yield bond market in almost a decade, which is where a significant portion of the fund was invested.

Many institutional investors reduced their high yield market activities in a series of steps over the past few years dating back to the near collapse of a leading hedge fund in 1998. Liquidity -- the ability to buy and sell securities quickly and easily -- declined due to the decreased activity within the high yield market. In addition, liquidity is less for lower rated credits than for higher rated credits. As a result, there has been ongoing downward repricing of outstanding bonds.

Concern also grew as to how the continuing investment needs of newly established, fast growing companies in the telecommunications and technology industries could be met in the absence of a vibrant high yield bond market. We believe these worries created additional widespread concern that the high yield bond market might be in the first stages of a generalized credit contraction, which could lead to a sharper economic slowdown than the market has anticipated.

What is the fund's current strategy?

Under such difficult market conditions, we have continued our attempt to increase overall credit quality while simultaneously trying to improve liquidity. The fund's holdings are spread across industry sectors and individual issuers with various credit ratings. Further, we continue to look to improve the liquidity of the fund by pursuing other opportunities in bonds issued by companies with higher credit quality.

In addition to the secondary market, we are also looking for securities in the primary high yield market. We believe that investors have determined there is a market for higher quality new issues in the high yield universe.

April 16, 2001



1    Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results.

2    SOURCE:  BLOOMBERG L. P.-- Reflects  reinvestment  of dividends  and, where applicable, capital gain distributions. The Merrill Lynch High Yield Master II Index is an unmanaged performance benchmark composed of U.S. domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and greater than or equal to one year to maturity.

                                                                        The Fund

SELECTED INFORMATION
March 31, 2001 (Unaudited)
Market Price per share March 31, 2001                $6.47
Shares Outstanding March 31, 2001               65,416,167
New York Stock Exchange Ticker Symbol                  DHF

MARKET PRICE (NEW YORK STOCK EXCHANGE)
                               Fiscal Year Ended March 31, 2001
--------------------------------------------------------------------------------
               Quarter Ended     Quarter Ended   Quarter Ended     Quarter Ended
                 June 30,        September 30,   December 31,        March 31,
                   2000              2000            2000              2001
--------------------------------------------------------------------------------
  High             $9.6875           $9.6875          $7.7500          $7.9500
  Low               8.5625            7.5000           5.7500           6.3000
  Close             9.6250            7.6875           6.4375           6.4700

PERCENTAGE GAIN (LOSS) based on change in Market Price*
  April 29, 1998 (commencement of operations) through March 31, 2001    (36.02)%
  April 1, 2000 through March 31, 2001                                  (14.09)
  July 1, 2000 through March 31, 2001                                   (23.74)
  October 1, 2000 through March 31, 2001                                 (8.41)
  January 1, 2001 through March 31, 2001                                  3.32

NET ASSET VALUE PER SHARE
  April 29, 1998 (commencement of operations)         $ 15.00
  March 31, 2000                                        10.06
  June 30, 2000                                          8.77
  September 30, 2000                                     7.93
  December 31, 2000                                      6.55
  March 31, 2001                                         6.35

PERCENTAGE (LOSS) based on change in Net Asset Value*
  April 29, 1998 (commencement of operations) through March 31, 2001    (37.21)%
  April 1, 2000 through March 31, 2001                                  (25.62)
  July 1, 2000 through March 31, 2001                                   (17.86)
  October 1, 2000 through March 31, 2001                                (12.86)
  January 1, 2001 through March 31, 2001                                 (0.34)


*        With dividends reinvested.




STATEMENT OF INVESTMENTS
March 31, 2001
                                                         Principal
Bonds and Notes--134.4%                                  Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Aircraft & Aerospace--5.0%
Air 2 US, Ser. D,
  Enhanced Equipment Notes, 12.266%, 2020               10,000,000 a    10,647,050
Aircraft Finance Trust,
  Asset-Backed Notes,
Ser. 1999-1A, Cl. D, 11%, 2024                          10,000,000 a     9,993,250
Stellex Industries,
  Sr. Sub. Notes, Ser. B, 9.5%, 2007                    13,000,000 b       130,000
                                                                        20,770,300
Automotive--6.2%
Advanced Accessory Systems/Capital,
  Sr. Sub. Notes, Ser. B, 9.75%, 2007                   11,000,000       5,775,000
Aetna Industries,
  Sr. Notes, 11.875%, 2006                              14,195,000       5,039,225
American Axle & Manufacturing,
  Sr. Sub. Notes, 9.75%, 2009                           10,000,000       9,700,000
Anchor Lamina,
  Sr. Sub. Notes, 9.875%, 2008                          10,025,000       3,258,125
J.H. Heafner,
  Sr. Notes, 10%, 2008                                   7,000,000       2,135,000
                                                                        25,907,350
Broadcasting/Advertising--6.9%
Acme Intermediate Holdings/Finance,
  Sr. Secured Discount Notes, Ser. B, 0/12%, 2005        5,800,000 c     3,973,000
Acme Television/Finance,
  Sr. Notes, Ser. B, 10.875%, 2004                       4,400,000       4,119,500
Radio Unica,
  Sr. Discount Notes, 0/11.75%, 2006                    13,850,000 c     8,136,875
Sirius Satelite Radio,
  Sr. Discount Notes, 0/15%, 2007                       11,750,000 c     4,288,750
Tri-State Outdoor Media Group,
  Sr. Notes, 11%, 2008                                  10,400,000       8,164,000
                                                                        28,682,125
Building Materials--3.0%
American Builders & Contractors,
  Sr. Sub. Notes, Ser. B, 10.625%, 2007                 10,000,000       8,862,500
American Eco,
  Sr. Notes, Ser. B, 9.625%, 2008                       20,645,000 b       309,675
Kaiser Group Holdings,
  Sr. Sub. Notes, 13%, 2003                             12,324,000 b     3,450,720

                                                                        12,622,895

                                                                        The Fund
STATEMENT OF INVESTMENTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                             Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Cable Television--10.9%
Coaxial Communications/Phoenix,
  Sr. Notes, 10%, 2006                                   5,650,000       5,635,875
Echostar DBS,
  Sr. Notes, 9.375%, 2009                               11,000,000      11,082,500
Star Choice Communications,
  Sr. Secured Notes, 13%, 2005                          11,000,000      11,990,000
UIH Australia/Pacific:
  Sr. Discount Notes, Ser. B, 0/14%, 2006               13,745,000 c     7,628,475
  Sr. Discount Notes, Ser. D, 0/14%, 2006                2,655,000 c     1,473,525
United Pan-Europe Communications,
  Sr. Notes, Ser. B, 11.25%, 2010                       11,000,000       7,507,500
                                                                        45,317,875
Chemicals--7.7%
American Pacific,
  Sr. Notes, 9.25%, 2005                                13,825,000      13,755,875
ISG Resources,
  Sr. Sub. Notes, 10%, 2008                             12,050,000       7,531,250
Sterling Chemicals:
  Secured Notes, Ser. B, 12.375%, 2006                   1,500,000       1,402,500
  Sr. Sub. Notes, 11.75%, 2006                           2,000,000         935,000
  Sr. Sub. Notes, Ser. A, 11.25%, 2007                   8,450,000       3,950,375
United Industries,
  Sr. Sub Notes, Ser. B, 9.875%, 2009                    6,200,000       4,526,000
                                                                        32,101,000
Consumer--8.8%
Concord Camera,
  Sr. Notes, Ser. B, 11%, 2005                          15,000,000      15,150,000
Revlon Consumer Products,
  Sr. Sub. Notes, 8.625%, 2008                           6,500,000       3,087,500
Samsonite,
  Sr. Sub. Notes, 10.75%, 2008                           7,000,000       5,687,500
Sparkling Spring Water,
  Sr. Sub. Notes, 11.5%, 2007                           17,000,000      12,750,000
                                                                        36,675,000
Energy--6.4%

Anker Coal Group,
  Sr. Notes, Ser. B, 14.25%, 2007                        7,155,950       3,103,893
Belden & Blake,
------------------------------------------------------------------------------------------------------------------------------------
  Sr. Sub. Notes, Ser. B, 9.875%, 2007                  12,000,000       9,900,000



                                                         Principal
Bonds and Notes (continued)                             Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Energy (continued)
Chesapeake Energy,
  Sr. Notes, 8.125%, 2011                                5,000,000 a     4,900,000
Northern Offshore ASA,
  Sr. Notes, 10%, 2005                                   5,000,000       3,575,000
Petsec Energy,
  Sr. Sub. Notes, Ser. B, 9.5%, 2007                    15,250,000 b       305,000
Wiser Oil,
  Sr. Sub. Notes, 9.5%, 2007                             5,400,000       4,617,000
                                                                        26,400,893
Entertainment/Leisure--4.6%
American Skiing,
  Sr. Sub. Notes, Ser. B, 12%, 2006                     12,900,000       9,739,500
Booth Creek Ski Holdings,
  Sr. Notes, Ser. B, 12.5%, 2007                        11,500,000       9,430,000
                                                                        19,169,500
Financial--8.8%
AmeriCredit,
  Sr. Notes, 9.875%, 2006                               15,800,000      15,721,000
Resource America,
  Sr. Notes, 12%, 2004                                  12,000,000      11,460,000
Superior Financial,
  Sr. Notes, 8.65%, 2003                                 9,200,000 a     9,343,272
                                                                        36,524,272
Food & Tobacco--3.4%
Envirodyne Industries,
  Sr. Notes, 10.25%, 2001                                1,339,000         943,995
North Atlantic Trading,
  Sr. Notes, Ser. B, 11%, 2004                          16,000,000      13,200,000
                                                                        14,143,995
Forest Products--1.9%
U.S. Timberlands Klamath Falls/Finance,
  Sr. Notes, 9.625%, 2007                                9,750,000       7,848,750
Health Care--2.0%
Healthsouth,
  Conv. Sub. Deb., 3.25%, 2003                           9,000,000       8,201,250
Industrial--10.5%
Alliance Laundry Systems,
  Sr. Sub. Notes, 9.625%, 2008                          13,000,000       9,035,000

                                                                        The Fund
Statement of Investments (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                             Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Industrial (continued)
Elgin National Industries,
  Sr. Notes, Ser. B, 11%, 2007                          13,250,000      10,931,250
J.B. Poindexter & Co.,
  Sr. Notes, 12.5%, 2004                                 5,000,000       4,125,000
Key Components/Finance,
  Sr. Notes, 10.5%, 2008                                14,000,000      11,970,000
Neenah:
  Sr. Sub. Notes, Ser. B, 11.125%, 2007                 13,645,000       6,003,800
  Sr. Sub. Notes, Ser. D, 11.125%, 2007                  3,960,000       1,742,400
                                                                        43,807,450
Machinery--2.8%
Simonds Industries,
  Sr. Sub. Notes, 10.25%, 2008                          10,150,000       7,155,750
Terex,
  Sr. Sub. Notes, 10.375%, 2011                          4,357,000 a     4,422,355
                                                                        11,578,105
Manufacturing--2.2%
Tekni-Plex,
  Sr. Sub. Notes, Ser. B, 12.75%, 2010                  10,000,000       9,100,000
Metals--.5%
Renco Steel Holdings,
  Sr. Notes, 11.5%, 2003                                15,150,000 b     1,893,750
Paper & Packaging--3.1%
BPC Holding,
  Sr. Notes, Ser. B, 13.25%, 2006                        3,704,708 d     1,592,312
SF Holdings Group,
  Sr. Secured Discount Notes,
  Ser. B, 0/12.75%, 2008                                26,550,000 c    11,283,750
                                                                        12,876,062
Publishing--2.1%

Day International Group,
  Sr. Sub. Notes, 9.5%, 2008                            10,000,000       8,750,000
Real Estate--2.7%
LNR Property:
  Sr. Sub. Notes, 10.5%, 2009                            1,500,000       1,515,000
  Sr. Sub. Notes, Ser. B, 9.375%, 2008                  10,000,000       9,700,000
                                                                        11,215,000
Retail--5.5%
HMV Media Group,
  Sr. Sub. Notes, Ser. B, 10.25%, 2008                   4,786,000       2,416,930
------------------------------------------------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                             Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Retail (continued)
J Crew Operating,
  Sr. Sub. Notes, 10.375%, 2007                         10,000,000       8,950,000
Penney (J.C.),
  Deb., 6.9%, 2003                                       6,250,000 e     5,641,844
Rite Aid,
  Deb., 6.875%, 2013                                     2,500,000       1,312,500
Sleepmaster,
  Sr. Sub. Notes, Ser. B, 11%, 2009                      4,750,000       4,417,500
                                                                        22,738,774
Shipping--2.1%
Cenargo International,
  First Pfd. Ship Mortgage, 9.75%, 2008                 10,000,000       8,725,000
Technology--7.0%
Amkor Technology:
  Sr. Notes, 9.25%, 2006                                 8,000,000       7,640,000
  Sr. Notes, 9.25%, 2008                                 3,000,000 a     2,865,000
Axiohm Transactions Solutions,
  Sr. Sub. Notes, 9.75%, 2007                           10,000,000 b     1,262,500
Packard Bioscience,
  Sr. Sub. Notes, Ser. B, 9.375%, 2007                  10,895,000      10,540,912
Viasystems,
  Sr. Sub. Notes, 9.75%, 2007                           11,960,000       6,877,000
                                                                        29,185,412
Textiles--1.4%
Kasper ASO,
  Sr. Notes, 13%, 2004                                   9,800,000 b     5,635,000
Transportation--2.7%
Fine Air Services,
  Sr. Notes, 9.875%, 2008                               10,493,750 b       500,000
TFM, S.A. de C.V.,
  Sr. Notes, 10.25%, 2007                                8,000,000       7,660,000
ValuJet,
  Sr. Notes, 10.25%, 2001                                3,000,000       2,996,250
                                                                        11,156,250
Utilities-Telephone--2.2%
Koninklijke KPN,
  Sr. Notes, 8.375%, 2030                               10,000,000       9,042,120
Wireless Communications--8.7%
AT&T Wireless Services,

  Sr. Notes, 7.875%, 2011                                9,000,000 a     9,090,360

                                                                         The Fund
Statement of Investments (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                         Principal
Bonds and Notes (continued)                             Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Wireless Communications (continued)
Dolphin Telecom,
  Sr. Discount Notes, 0/11.5%, 2008                     13,250,000 c     1,523,750
Filtronic,
  Sr. Notes, 10%, 2005                                  11,000,000       8,525,000
OrbCommunications Global/Capital,
  Sr. Notes, Ser. B, 14%, 2004                          13,000,000 b       276,250
SBA Communications,
  Sr. Discount Notes, 0/12%, 2008                        5,500,000 c     4,372,500
Satelites Mexicanos,
  Sr. Notes, Ser. B, 10.125%, 2004                      10,000,000       6,375,000
Telesystem International Wireless:
  Sr. Discount Notes, Ser. B, 0/13.25%, 2007             6,000,000 c     1,042,500
  Sr. Discount Notes, Ser. C, 0/10.5%, 2007              6,500,000 c     1,072,500
Winstar Communications,
  Sr. Notes, 12.75%, 2010                               15,000,000       3,975,000
                                                                        36,252,860
Wireline Communications--5.3%
FirstWorld Communications,
  Sr. Discount Notes, 0/13%, 2008                       16,660,000 c     3,415,300

MGC Communications,
  Sr. Secured Notes, Ser. B, 13%, 2004                  11,000,000       6,655,000
McLeodUSA,
  Sr. Discount Notes, 0/10.5%, 2007                     14,686,000 c    12,079,235
                                                                        22,149,535
Total Bonds and Notes
  (cost $793,145,722)                                                  558,470,523
------------------------------------------------------------------------------------------------------------------------------------


Preferred Stocks--8.2%                                       Shares       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Broadcasting--7.5%
Cumulus Media, Ser. A,
  Cum., $137.50                                             10,506       8,457,330
Paxson Communications:
  Cum., $1,325                                               1,230      11,623,500
  Cum., Conv., $975                                          1,185 a    10,842,750
                                                                        30,923,580
Construction--.2%
FWT, Ser. A,
  Cum., $.10                                             2,296,000       1,033,200
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks (continued)                                Shares       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Consumer--.5%
Samsonite,
  Cum., $138.75                                              3,073       2,128,098
Paper & Packaging--.0%
SF Holdings Group, Ser. B,
  Cum., $ 1,375                                                 20         110,000
Retail--.0%
HMV Media Group,
  Sr. Cum., $128.75 (Units)                                  6,500 a,f,g    65,000
Total Preferred Stocks
  (cost $45,426,623)                                                    34,259,878
------------------------------------------------------------------------------------------------------------------------------------


Common Stocks--.0%
------------------------------------------------------------------------------------------------------------------------------------
Cable Television--.0%
Classic Communications                                      12,000 a,f      24,000
Construction--.0%
FWT, Cl. A                                                 229,600 f        45,920
Energy--.0%


Anker Coal Group (warrants)                                    156 a,f           0
Paper & Packaging--.0%
SF Holdings Group, Cl. C                                     4,928 a,f      24,640
Technology--.0%
Orbital Imaging (warrants)                                   3,950 a,f          39
Telecommunication/Carriers--.0%
Verado Holdings, CI. B                                     147,417 f,i      48,375
Transportation--.0%
@Track Communications (warrants)                             8,660 a,f      17,320
Total Common Stocks
  (cost $251,689)                                                          160,294
------------------------------------------------------------------------------------------------------------------------------------

                                                         Principal
Short-Term Investments--4.1%                             Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper--4.0%
Campbell Soup,
  5.42%, 4/2/2001                                        7,520,000       7,518,868
Goldman Sachs Group,
  5.43%, 4/2/2001                                       4,250,000        4,249,359

                                                                        The Fund


Statement of Investments (Continued)
                                                         Principal
Short-Term Investments (continued)                      Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper (continued)
Philip Morris Cos.,
  5.45%, 4/2/2001                                        5,000,000       4,999,243
                                                                        16,767,470
U.S. Treasury Bills--.1%
  4.72%, 4/19/2001                                         200,000 h       199,542
  4.515%, 4/26/2001                                         10,000 h         9,971
                                                                           209,513
Total Short-Term Investments
  (cost $16,976,967)                                                    16,976,983
------------------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $855,801,001)                          146.7%  609,867,678

Liabilities, Less Cash and Receivables                         (46.7%)(194,270,468)

Net Assets                                                     100.0%  415,597,210


a Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, these securities amounted to $62,235,036 or 14.97% of net assets.
b    Non-income producing--security in default.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
d    Variable rate security--interest rate subject to periodic change.
e Reflects date security can be redeemed at holders option; the stated maturity is 8/15/2026.
f    Non-income producing.
g    With common stock attached.
h    Held by a broker as collateral for open financial futures positions.
i Securities restricted as to public resale. Investments in restricted securities, with an aggregate value of $48,375 represents approximately .01% of net assets:


                           Acquisition      Purchase
Issuer                            Date     Price ($)  Net Assets (%) Valuation ($)+
------------------------------------------------------------------------------------------------------------------------------------
Verado Holdings, CI. B       8/24/2000      .01             .01      48,375

+ The valuation of this security has been determined in good faith under the direction of the Board of Trustees.


See notes to financial statements.






STATEMENT OF FINANCIAL FUTURES
March 31, 2001
                                       Market Value                    Unrealized
                                         Covered by                    Appreciation
                         Contracts    Contracts ($)     Expiration  at 3/31/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

Financial Futures (Short)
U.S Treasury 10 Year Notes      57        6,053,578      June 2001           14,250
U.S Treasury 20 Year Bonds      80        8,335,000      June 2001          172,500
                                                                            186,750

                                                                        The Fund





STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001
                                                                  Cost         Value
Assets ($):

Investments in securities--See Statement of Investments    855,801,001         609,867,678
Cash                                                                               240,147
Interest receivable                                                             19,901,400
Receivable for investment securities sold                                        1,821,681
Dividends receivable                                                               566,123
Prepaid expenses                                                                    81,194
                                                                               632,478,223
------------------------------------------------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates--Note 3                              513,207
Due to Shareholder Servicing Agent                                                  54,050
Bank loan payable--Note 2                                                      205,000,000
Payable for investment securities purchased                                      5,482,773
Swap expense payable                                                             3,257,543
Unrealized depreciation on interest rate swaps--Note 4(a)                        1,663,622
Interest payable--Note 2                                                           557,958
Payable for futures variation margin--Note 4(a)                                     42,984
Accrued expenses and other liabilities                                             308,876
                                                                               216,881,013
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                                 415,597,210
------------------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                                963,251,874
Accumulated undistributed investment income--net                                 1,647,896
Accumulated net realized gain (loss)
  on investments and financial futures                                        (301,892,365)
Accumulated net unrealized appreciation (depreciation)
  on investments and interest rate swaps (including $186,750
  net unrealized appreciation on financial futures)--Note 4(b)                (247,410,195)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                                 415,597,210
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)  65,416,167
Net Asset Value, per share ($)                                                        6.35


See notes to financial statements.





STATEMENT OF OPERATIONS
Year Ended March 31, 2001

Investment Income ($):
Income:
Interest                                                                 94,177,406
Cash dividends                                                            3,679,438
Total Income                                                             97,856,844
Expenses:
Management fee--Note 3(a)                                                 6,703,867
Interest expense--Note 2                                                 15,934,269
Shareholder servicing costs--Note 3(a,b)                                    812,690
Trustees' fees and expenses--Note 3(c)                                      248,424
Shareholders' reports                                                       186,669
Professional fees                                                           165,167
Loan commitment fees--Note 2                                                 94,083
Custodian fees--Note 3(a)                                                    63,264
Registration fees                                                            48,410
Miscellaneous                                                                31,104
Total Expenses                                                           24,287,947
Investment Income--Net                                                   73,568,897
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):
Net realized gain (loss) on investments                                (186,417,227)
Net realized gain (loss) on financial futures                            (1,044,876)
Net Realized Gain (Loss)                                               (187,462,103)
Net unrealized appreciation (depreciation) on investments
  and interest rate swaps (including $186,750 net
  unrealized appreciation on financial futures)                         (43,861,484)
Net Realized and Unrealized Gain (Loss) on Investments                 (231,323,587)
Net (Decrease) in Net Assets Resulting from Operations                 (157,754,690)


See notes to financial statements.
                                                                        The Fund




STATEMENT OF CASH FLOWS
Year Ended March 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities ($):
Interest received                                         72,334,965
Dividends received                                         3,418,190
Interest and loan commitment fees paid                   (16,209,988)
Operating expenses paid                                   (2,292,731)
Paid to The Dreyfus Corporation                           (6,900,367)     50,350,069
------------------------------------------------------------------------------------------------------------------------------------
Cash Flows from Investing Activities ($):
Purchases of portfolio securities                       (316,387,531)
Net purchases of short--term portfolio securities         (5,182,014)
Proceeds from sales of portfolio securities              385,885,087
Variation Margin                                          (1,087,860)     63,227,682
------------------------------------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities ($):
Dividends paid                                           (73,324,402)
Loan payments                                            (40,000,000)   (113,324,402)
Increase in cash                                                             253,349
Cash at beginning of period                                                  (13,202)
------------------------------------------------------------------------------------------------------------------------------------
Cash at end of period                                                        240,147
Reconciliation of Net Decrease in Net Assets Resulting from
  Operations to Net Cash Provided by Operating Activities ($):
Net Decrease in Net Assets Resulting From Operations                    (157,754,690)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities ($):
Increase in interest receivable                                            6,430,070
Decrease in dividends receivable                                            (261,248)
Decrease in interest and loan commitment fees                               (181,636)
Decrease in accrued operating expenses                                    (1,120,669)
Increase in prepaid expenses                                                 383,667
Decrease in due to The Dreyfus Corporation                                  (196,500)
Net interest sold on investments                                          (3,240,332)
Net realized gain on investments                                         187,462,103
Net unrealized appreciation on investments                                43,861,484
Net amortization of discount on investments                              (25,032,180)
------------------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by Operating Activities                                 50,350,069


See notes to financial statements.





STATEMENT OF CHANGES IN NET ASSETS
   Year Ended March 31,
                                                        2001                  2000
------------------------------------------------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                             73,568,897            93,416,637
Net realized gain (loss) on investments          (187,462,103)          (66,277,778)
Net unrealized appreciation
  (depreciation) on investments                   (43,861,484)          (45,624,395)
Net Increase (Decrease) in Net Assets
  Resulting from Operations                      (157,754,690)          (18,485,536)
------------------------------------------------------------------------------------------------------------------------------------
Dividends to Shareholders from ($):
Investment income--net                            (82,470,862)          (94,286,468)
------------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Dividends reinvested--Note 1 (c)                    9,146,460            16,614,859
Total Increase (Decrease) in Net Assets          (231,079,092)          (96,157,145)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                               646,676,302           742,833,447
End of Period                                     415,597,210           646,676,302
Undistributed investment income--net                1,647,896            10,549,861
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares issued for dividends reinvested              1,157,493             1,443,677


See notes to financial statements.
                                                                        The Fund




FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods  indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

                                                            Year Ended March 31,
                                                        2001       2000       1999a
------------------------------------------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period                    10.06      11.83      15.00
Investment Operations:

Investment income--net                                   1.14       1.46       1.38
Net realized and unrealized
  gain (loss) on investments                            (3.57)     (1.75)     (3.35)
Total from Investment Operations                        (2.43)      (.29)     (1.97)
Distributions:
Dividends from investment income--net                   (1.28)     (1.48)     (1.20)
Net asset value, end of period                           6.35      10.06      11.83
Market value, end of period                              6.47       87/8      117/8
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%)b                                      (14.09)    (14.35)    (14.12)c
Ratios/Supplemental Data (%):
Ratio of operating expenses to average net assets        1.61       1.50       1.46c
Ratio of interest expense to average net assets          3.13       2.21       2.17c
Ratio of net investment income
  to average net assets                                 14.35      13.20      11.64c
Portfolio Turnover Rate                                 42.61      28.37      59.40d
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                 415,597    646,676    742,833

a  From April 29, 1998 (commencement of operations) to March 31, 1999.
b  Calculated based on market value.
c  Annualized.
d  Not annualized.


See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1--Significant Accounting Policies:

Dreyfus  High  Yield  Strategies  Fund  (the  "fund")  is  registered  under the
Investment Company Act of 1940, as amended (the "Act") as a non-diversified closed-end management investment company. The fund's primary investment objective is to seek high current income by investing at least 65% of its total assets in income securities rated below investment grade. The Dreyfus Corporation (the "Manager") serves as the fund's investment manager and administrator. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. (a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options are valued at the last sales price on the securities exchange
                                                                        The Fund
NOTES TO  FINANCIAL STATEMENTS (continued)

on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Interest rate swap transactions are valued based on the net present value of all future cash settlement amounts based on implied forward interest rates.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. The fund includes in interest income amounts paid and received under its interest rate swap agreements.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested either (i) through receipt of additional unissued but authorized shares from the fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market of the New York Stock Exchange or elsewhere as defined in the dividend reinvestment plan.

On March 28, 2001, the Board of Trustees declared a cash dividend of $.0752 per share from investment income-net, payable on April 26, 2001 to shareholders of record as of the close of business on April 11, 2001.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $201,087,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States of America. If not applied, $32,078,000 of the carryover expires in fiscal 2007, $32,334,000 expires in fiscal 2008 and $136,675,000 expires in fiscal 2009.

NOTE 2--Borrowings:

The fund may borrow money from banks or enter into reverse repurchase agreements for leveraging purposes.

The fund has entered into a $325,000,000 line of credit facility (the "Facility") which expires on June 15, 2001. Under the terms of the Facility the fund may borrow under either a Eurodollar Loan, a Federal Funds Rate Loan or a combination of the two. Interest is charged to the fund at rates in effect at time of borrowing for the loan
                                                                        The Fund
NOTES TO FINANCIAL STATEMENTS (continued)

type chosen by the fund. In addition, the fund pays a commitment fee of .10 of 1% on the unused portion of the Facility.

The average daily amount of borrowings outstanding during the period ended March 31, 2001 was approximately $232,205,000, with a related weighted average annualized interest rate of 6.79%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90 of 1% of the value of the fund's average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets") and is payable monthly.

For the period from April 4, 2001 through October 31, 2001, the Manager has agreed to waive receipt of a portion of the fund's management fee in the amount of .10 of 1% of the Managed Assets.

The fund compensates Mellon Investor Services LLC, an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2001, the fund was charged $12,441 pursuant to the transfer agency agreement.

The fund compensates Mellon, an affiliate of the manager, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2001, the fund was charged $63,264 pursuant to the custody agreement.

(b) In accordance with the Shareholder Servicing Agreement, UBS Warburg LLC provides certain shareholder services for which the fund pays a fee computed at the annual rate of .10 of 1% of the value of the fund's average weekly Managed Assets. During the period ended March 31, 2001, the fund was charged $744,874 pursuant to the Shareholder Servicing Agreement.

For the period from April 4, 2001 through October 31, 2001, UBS Warburg LLC has agreed to waive receipt of a portion of the fund's shareholder servicing fee in the amount of .03 of 1% of the Managed Assets.

(c) Each Trustee who is not an "interested person" of the fund as defined in the Act receives $17,000 per year plus $1,000 for each Board meeting attended and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. In the event that there is a joint committee meeting of the Dreyfus /Laurel funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, collectively, (the "Dreyfus/Laurel Funds") and the fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the fund. Each Trustee who is not an interested person also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The fund also reimburses each Trustee who is not an "interested person" of the fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended March 31, 2001, amounted to $299,120,357 and $357,612,981, respectively.

In addition, the following summarizes open interest rate swap agreements at March 31, 2001:


                                     Rate Paid     Rate Received                                                  Net
Swap             Notional          by the fund       by the fund        Floating    Termination             Unrealized
Counter-Party    Principal ($)    at 3/31/2000      at 3/31/2000      Rate Index           Date      (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

Chase           60,000,000             6.0875%             5.034%  3-month LIBOR      6/15/2003             (1,419,023)
J.P. Morgan    150,000,000             6.0205%             5.034%  3-month LIBOR      6/15/2001               (244,599)

                                                                                                            (1,663,622)

                                                                        The Fund
NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into interest rate swaps to hedge its exposure to floating rate financing currently utilized to leverage its portfolio. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed rate payments. If forecasts of interest rates and other factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is the risk that the positions may correlate imperfectly with the assets or liability being hedged. The fund is also exposed to credit risk associated with counter party nonperformance on these transactions as well as the fact that a liquid secondary market for these transactions may not always exist.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at March 31, 2001, are set forth in the Statement of Financial Futures.

(b) At March 31, 2001,  accumulated  net unrealized  depreciation on investments
and  financial  futures  was   $245,746,573,   consisting  of  $7,208,828  gross
unrealized appreciation and $252,955,401 gross unrealized depreciation.


At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Dreyfus High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities, of Dreyfus High Yield Strategies Fund (the "Fund"), including the statement of investments, as of March 31,2001, and the related statement of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Strategies Fund as of March 31, 2001, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for each of the years or periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
May 18, 2001
                                                                        The Fund

IMPORTANT TAX INFORMATION (Unaudited)



For Federal tax purposes, the fund hereby designates 3.80% of the ordinary dividends paid during the fiscal year ended March 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income returns.

DIVIDEND REINVESTMENT PLAN (Unaudited)

To participate automatically in the Dividend Reinvestment Plan (the "Plan") of the Dreyfus High Yield Strategies Fund (the "Fund") Fund shares must be registered in either your name, or, if your Fund shares are held in nominee or "street" name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below. All shareholders participating (the "Participants") in the Plan will be bound by the following provisions:

Mellon Investor Services LLC (the "Agent") will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares and income dividend or capital gains distribution payable in shares of the Fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant's account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the Fund's shares on the payment date.

Should the net asset value per share of the Fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such

                                                                        The Fund


DIVIDEND  REINVESTMENT  PLAN (Unaudited) (continued)

dividend or capital gains distribution on each Participant's shares (less their pro rata share of brokerage commissions incurred with respect to the Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the Fund on the open market for each Participant's account. In no event may such purchases be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. These newly issued shares will be valued at the then-current market price per share of the Fund's shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the Fund's shares on a particular date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date and (b) the net asset value per share of the Fund's shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the Fund.

Open-market purchases provided for above may be made on any securities exchange where the Fund's shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant's uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected. The Agent shall have no responsibility as to the value of the Fund's shares acquired for each Participant's account. For the purpose of cash investments, the Agent may commingle each Participant's fund with those of other shareholders of the Fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant's shares acquired pursuant to the Plan together with the shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Agent's name or that of the Agent's nominee. The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the participant to the Fund, and then with respect to any proxies not returned by the participant to the Fund in the same portion as the agent votes proxies returned by the participants to the Fund. Upon a Participant's written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited
                                                                        The Fund
DIVIDEND  REINVESTMENT PLAN (Unaudited) (continued)

to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination.

Any share dividends or split shares distributed by the Fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Each Participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant my terminate their account under the Plan by notifying the Agent in writing. Such termination will be effectively immediately if the Participant's notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on shares of the Fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees.

These  terms and  conditions  shall be  governed by the laws of the State of New
York.

NOTES

NOTES

OFFICERS AND DIRECTORS
Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

Directors
Joseph S DiMartino, Chairman
James M. Fitzgibbons
J. Tomlinson Fort
Arthur L. Goeschel
Kenneth A. Himmel
Stephen J. Lockwood
Roslyn M. Watson
Benaree Pratt Wiley

Officers
President
   Stephen E. Canter
Vice President
   Mark N. Jacobs
Vice President and Treasurer
   Joseph Connolly
Secretary
   Steven F Newman
Assistant Secretary
   Jeffrey Prusnofsky
Assistant Secretary
   Michael A. Rosenberg
Assistant Treasurer
   William McDowell

Portfolio Managers
Martin F. Fetherston
Louis Geser
Michael Hoeh
William Howarth
Greg Jordan
Gerald E. Thunelius

Investment Adviser
The Dreyfus Corporation

Custodian
Mellon Bank, N.A.

Counsel
Kirkpatrick & Lockhart LLP

Transfer Agent,
Dividend Disbursing Agent
Mellon Investor Services LLC

Stock Exchange Listing
NYSESymbol: DHF

Initial SEC Effective Date
4/23/98

The Net Asset Value appears in the following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal Bond Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Bond Funds" every Monday; New York Times, Business section under the heading "Closed-End Bond Funds--Single State Municipal Bond Funds" every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

                                                           For More Information
                     Dreyfus
                     High Yield Strategies Fund
                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     Mellon Bank, N.A.
                     One Mellon Bank Center
                     Pittsburgh, PA 15258

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Mellon Investor Services LLC
                     Overpeck Centre
                     85 Challenger Road
                     Ridgefield Park, NJ 07660

(C)2001 Dreyfus Service Corporation     430AR0301